                                                                   Exhibit 99.13

                    MONTHLY CERTIFICATEHOLDERS' STATEMENT

                    FIRST USA BANK, NATIONAL ASSOCIATION

             ------------------------------------------------------
                FIRST USA CREDIT CARD MASTER TRUST, SERIES 1997-8
             ------------------------------------------------------

                  Monthly Period:                  5/1/02 to
                                                   5/31/02
                  Distribution Date:               6/17/02
                  Transfer Date:                   6/14/02

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank, National Association, (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1997-8 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

    A.  Information Regarding the Current Monthly Distribution.

        1. The total amount of the distribution to
           Certificateholders on the Distribution Date per
           $1,000 original certificate principal amount
                                                       Class A          $1.71361
                                                       Class B          $1.89444
                                                       CIA              $2.44556

        2. The amount of the distribution set forth in
           paragraph 1 above in respect of interest on
           the Certificates, per $1,000 original
           certificate principal amount
                                                       Class A          $1.71361
                                                       Class B          $1.89444
                                                       CIA              $2.44556

MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1997-8
Page 2

     3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per
        $1,000 original certificate principal amount
                                                  Class A               $0.00000
                                                  Class B               $0.00000
                                                  CIA                   $0.00000

B.   Information Regarding the Performance of the Trust.

     1. Allocation of Principal Receivables.

        The aggregate amount of Allocations of Principal
        Receivables processed during the Monthly Period
        which were allocated in respect of the Certificates
                                                  Class A        $114,485,159.46
                                                  Class B         $10,359,999.85
                                                  CIA             $13,081,290.11
                                                               -----------------
                                                  Total          $137,926,449.42

     2. Allocation of Finance Charge Receivables

        (a1) The aggregate amount of Allocations of Finance
             Charge Receivables processed during the Monthly
             Period which were allocated in respect of the Certificates

                                                  Class A         $11,265,321.42
                                                  Class B          $1,019,422.34
                                                  CIA              $1,287,196.86
                                                               -----------------
                                                  Total           $13,571,940.62

        (b1) Principal Funding Investment Proceeds (to Class A)            $0.00
        (b2) Withdrawals from Reserve Account (to Class A)                 $0.00
                                                               -----------------
             Class A Available Funds                              $11,265,321.42

        (c1) Principal Funding Investment Proceeds (to Class B)            $0.00
        (c2) Withdrawals from Reserve Account (to Class B)                 $0.00
             Class B Available Funds                               $1,019,422.34

        (d1) Principal Funding Investment Proceeds (to CIA)                $0.00
        (d2) Withdrawals from Reserve Account (to CIA)                     $0.00
             CIA Available Funds                                   $1,287,196.86

        (e1) Total Principal Funding Investment Proceeds                   $0.00
        (e2) Investment Earnings on deposits to Reserve Account            $0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1997-8
Page 3

    3. Principal Receivable / Investor Percentages

       (a) The aggregate amount of Principal Receivables in
           the Trust as of 05/31/02                          $32,386,871,865.69


       (b) Invested Amount as of 05/31/02
           (Adjusted Class A Invested Amount
           during Accumulation Period)
                                                Class A         $780,000,000.00
                                                Class B          $70,482,000.00
                                                CIA              $89,278,000.00
                                                               ----------------
                                                Total           $939,760,000.00

       (c) The Floating Allocation Percentage:
                                                Class A                   2.398%
                                                Class B                   0.217%
                                                CIA                       0.274%
                                                               ----------------
                                                Total                     2.889%

       (d) During the Accumulation Period: The Invested Amount
           as of ______ (the last day of the Revolving Period)
                                                Class A                   $0.00
                                                Class B                   $0.00
                                                CIA                       $0.00
                                                               -----------------
                                                Total                     $0.00

       (e) The Fixed/Floating Allocation Percentage:
                                                Class A                   2.398%
                                                Class B                   0.217%
                                                CIA                       0.274%
                                                               ----------------
                                                Total                     2.889%

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1997-8
Page 4

   4. Delinquent Balances.

      The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

      (a) 30 - 59 days                                           $422,735,187.23
      (b) 60 - 89 days                                           $312,708,031.38
      (c) 90 - 119 days                                          $238,913,440.88
      (d) 120 - 149 days                                         $197,366,919.81
      (e) 150 - 179 days                                         $175,940,512.38
      (f) 180 or more days                                                 $0.00
                                                Total          $1,347,664,091.68

   5. Monthly Investor Default Amount.

      (a) The aggregate amount of all defaulted Principal
          Receivables written off as uncollectible during the Monthly Period allocable to the Invested Amount
          (the aggregate "Investor Default Amount")

                                                Class A            $4,037,169.96
                                                Class B              $365,331.89
                                                CIA                  $461,294.65
                                                                ----------------
                                                Total              $4,863,796.50

   6. Investor Charge-Offs & Reimbursements of Charge-Offs.

      (a) The aggregate amount of Class A Investor Charge-
          Offs and the reductions in the Class B Invested
          Amount and the CIA

                                                Class A                    $0.00
                                                Class B                    $0.00
                                                CIA                        $0.00
                                                                ----------------
                                                Total                      $0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1997-8
Page 5

     (b) The aggregate amount of Class A Investor Charge-
         Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the CIA

                                   Class A                                $0.00
                                   Class B                                $0.00
                                   CIA                                    $0.00
                                                                ---------------
                                   Total                                  $0.00

  7. Investor Servicing Fee
     (a) The amount of the Investor Monthly Servicing Fee payable by the Trust to the Servicer for the Monthly Period

                                   Class A                          $975,000.00
                                   Class B                           $88,102.50
                                   CIA                              $111,597.50
                                                                ---------------
                                   Total                          $1,174,700.00


  8. Reallocated Principal Collections
         The amount of Reallocated CIA
         and Class B Principal Collections applied in respect of Interest Shortfalls, Investor Default Amounts or Investor Charge-Offs for the prior month.

                                   Class B                                $0.00
                                   CIA                                    $0.00
                                                                ---------------
                                   Total                                  $0.00

  9. CIA Invested Amount
     (a) The amount of the CIA Invested Amount as of the
         close of business on the related Distribution Date after
         giving effect to withdrawals, deposits and payments to
         be made in respect of the preceding month                $89,278,000.00

     (b) The Required CIA Invested Amount as of the
         close of business on the related Distribution Date after
         giving effect to withdrawals, deposits and payments to
         be made in respect of the preceding month                $89,278,000.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1997-8
Page 6

    10. The Pool Factor
           The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period, inclusive of any principal payments to be made on the related Distribution Date, to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                                Class A              1.00000000
                                                Class B              1.00000000
                                                Total                1.00000000

    11. The Portfolio Yield
         The Portfolio Yield for the related Monthly Period               10.79%

    12. The Base Rate
         The Base Rate for the related Monthly Period                      4.09%

C   Information Regarding the Principal Funding Account

      1.  Accumulation Period

      (a) Accumulation Period Commencement Date                      06/01/2007

      (b) Accumulation Period Length (months)                                 3

      (c) Accumulation Period Factor                                       2.77

      (d) Required Accumulation Factor Number                                 8

      (e) Controlled Accumulation Amount                        $313,253,333.33

      (f) Minimum Payment Rate (last 12 months)                           13.63%

      2. Principal Funding Account

         Beginning Balance                                                $0.00
            Plus: Principal Collections for related Monthly Period from
                  Principal Account                                        0.00
            Plus: Interest on Principal Funding Account Balance for
                  related Monthly Period                                   0.00

            Less: Withdrawals to Finance Charge Account                    0.00
            Less: Withdrawals to Distribution Account                      0.00
                                                                 --------------
         Ending Balance                                                    0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1997-8
Page 7

      3. Accumulation Shortfall

               The Controlled Deposit Amount for the previous
               Monthly Period                                             $0.00

         Less: The amount deposited into the Principal Funding
               Account for the Previous Monthly Period                    $0.00

               Accumulation Shortfall                                     $0.00
                                                                  -------------
               Aggregate Accumulation Shortfalls                          $0.00

      4. Principal Funding Investment Shortfall

               Covered Amount                                             $0.00

         Less: Principal Funding Investment Proceeds                      $0.00
                                                                  -------------
               Principal Funding Investment Shortfall                     $0.00
                                                                  -------------

D. Information Regarding the Reserve Account

      1. Required Reserve Account Analysis

         (a) Required Reserve Account Amount percentage                 0.00000%

         (b) Required Reserve Account Amount ($)                          $0.00
             .5% of Invested Amount or other amount
             designated by Transferor)

         (c) Required Reserve Account Balance after effect of
             any transfers on the Related Transfer Date                   $0.00

         (d) Reserve Draw Amount transferred to the Finance
             Charge Account on the Related Transfer Date                  $0.00

      2. Reserve Account Investment Proceeds

         Reserve Account Investment Proceeds transferred to the
         Finance Charge Account on the Related Transfer Date              $0.00

      3. Withdrawals from the Reserve Account

         Total Withdrawals from the Reserve Account transferred
         to the Finance Charge Account on the related Transfer
         Date (1 (d) plus 2 above)                                        $0.00

      4. The Portfolio Adjusted Yield
         The Portfolio Adjusted Yield for the related Monthly Period      7.13%

MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page


                First USA Bank, National Association
                as Servicer


                By:  /s/ Tracie Klein
                     ---------------------------
                     Tracie Klein
                     First Vice President